Exhibit 99.1
FOR IMMEDIATE RELEASE
PRIMUS GUARANTY, LTD. REPORTS SECOND QUARTER 2011
GAAP NET INCOME AVAILABLE TO COMMON SHARES OF $61.1 MILLION
AND
ECONOMIC RESULTS OF $5.4 MILLION
Hamilton, Bermuda — August 9, 2011 — Primus Guaranty, Ltd. (“Primus Guaranty” or “the Company”) (NYSE:PRS) today announced its financial results for the second quarter ended June 30, 2011.
•	GAAP net income available to common shares for the second quarter 2011 was $61.1 million, or $1.62 per diluted share, compared with a GAAP net loss available to common shares of $188.4 million, or $4.84 per diluted share, for the second quarter 2010. GAAP net income available to common shares for the second quarter 2011 was driven by a net unrealized mark-to-market gain of $57.5 million on Primus Financial Products, LLC (“Primus Financial”)’s consolidated credit swap portfolio.
•	Economic Results for the second quarter 2011 were $5.4 million, or $0.14 per diluted share, compared with an Economic Results of $6.8 million, or $0.18 per diluted share, for the second quarter 2010. Economic Results for the second quarter 2011 were primarily a result of premium revenue of $10.2 million, offset by net credit mitigation costs of $4.7 million and net operating costs of $3.3 million.
•	Economic Results book value per common share was $7.76 at June 30, 2011, compared with Economic Results book value per common share of $7.31 at December 31, 2010.
•	At June 30, 2011, the notional principal of Primus Financial’s consolidated credit swap portfolio totaled $9.3 billion.
Earnings
A copy of this press release and the financial supplement, including additional credit swap portfolio and historical data, is available in the Investor Relations section of the Company’s Web site at www.primusguaranty.com. Also available on the Web site is a letter dated August 9, 2011 to the shareholders from Richard Claiden, Chief Executive Officer.

Economic Results
In managing its business and assessing its profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares, adjusted as follows:
•	Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;
•	Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;
•	Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;
•	A provision for credit default swaps on asset-backed securities (“CDS on ABS”) credit events is included in Economic Results; and
•	A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s consolidated credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
About Primus Guaranty
Primus Guaranty, Ltd. is a Bermuda company with offices in New York. Through its subsidiary, Primus Financial Products, LLC (“Primus Financial”), the Company provides protection against the risk of default on primarily investment grade corporate and sovereign reference entities.
Forward-Looking Statements
Some of the statements included in this press release and other statements Primus Guaranty may make, particularly those anticipating future financial performance, business prospects, growth and operating strategies, market performance, valuations and similar matters, are forward-looking statements that involve a number of assumptions, risks and uncertainties, which change over time. Any such statements speak only as of the date they are made, and Primus Guaranty assumes no duty to, and does not undertake to, update any forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. For a discussion of the factors that could affect the Company’s actual results please refer to the risk factors identified from time to time in the Company’s SEC reports, including, but not limited to, Primus Guaranty’s Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission.

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Financial Condition (Unaudited)
(in thousands except share amounts)

	June 30,	December 31,
	2011	2010

Assets
Cash and cash equivalents	$115,516	$177,736
Investments (includes $335,856 and $288,815 at fair value as of June 30, 2011 and December 31, 2010, respectively)	336,027	288,985
Restricted cash and investments	135,080	138,540
Accrued interest and premiums	5,632	5,860
Unrealized gain on credit swaps, at fair value	2,396	2,006
Debt issuance costs, net	3,865	4,072
Other assets (includes $9,605 and $11,559 at fair value as of June 30, 2011 and December 31, 2010, respectively)	12,840	17,660

Total assets	$611,356	$634,859

Liabilities and Equity
Liabilities
Accounts payable and accrued expenses	$4,401	$8,701
Unrealized loss on credit swaps, at fair value	255,364	395,164
Payable for credit events	2,531	3,447
Long-term debt	202,688	215,828
Restructuring liabilities	61	3,729
Other liabilities	3,440	6,025

Total liabilities	468,485	632,894

Equity (deficit)
Common shares, $0.08 par value, 62,500,000 shares authorized, 37,239,493 and 38,078,790 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	2,978	3,046
Additional paid-in capital	272,069	275,453
Accumulated other comprehensive income	4,810	3,333
Retained earnings (deficit)	(227,132)	(372,969)

Total shareholders’ equity (deficit) of Primus Guaranty, Ltd	52,725	(91,137)
Preferred securities of subsidiary	90,146	93,102

Total equity	142,871	1,965

Total liabilities and equity	$611,356	$634,859

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Revenues
Net credit swap revenue (loss)	$61,009	$(189,708)	$147,107	$(102,178)
Interest income	2,569	3,541	5,180	6,240
Gain on retirement of long-term debt	—	2,676	2,760	7,433
Other income (loss)	321	(51)	618	132

Total revenues	63,899	(183,542)	155,665	(88,373)

Expenses
Compensation and employee benefits	1,570	4,546	3,692	9,126
Professional and legal fees	674	2,178	1,496	3,663
Interest expense	1,546	1,737	3,113	3,606
Other	1,077	1,777	2,393	3,500

Total expenses	4,867	10,238	10,694	19,895

Income (loss) from continuing operations before provision (benefit) for income taxes	59,032	(193,780)	144,971	(108,268)
Provision (benefit) for income taxes	1	(113)	11	27

Income (loss) from continuing operations, net of tax	59,031	(193,667)	144,960	(108,295)
Income (loss) from discontinued operations, net of tax	2,808	(119,937)	2,538	(28,386)

Net income (loss)	61,839	(313,604)	147,498	(136,681)
Less:
Distributions on preferred securities of subsidiary	702	724	1,661	1,712
Net loss from discontinued operations attributable to non-parent interests in CLOs	—	(125,934)	—	(36,521)

Net income (loss) available to common shares	$61,137	$(188,394)	$145,837	$(101,872)

Income (loss) per common share:
Basic:
Income (loss) from continuing operations	$1.55	$(5.00)	$3.78	$(2.84)
Income (loss) from discontinued operations	$0.08	$0.16	$0.07	$0.21

Net income (loss) available to common shares	$1.63	$(4.84)	$3.85	$(2.63)

Diluted:
Income (loss) from continuing operations	$1.55	$(5.00)	$3.76	$(2.84)
Income (loss) from discontinued operations	$0.07	$0.16	$0.07	$0.21

Net income (loss) available to common shares	$1.62	$(4.84)	$3.83	$(2.63)

Weighted average common shares outstanding:
Basic	37,638	38,903	37,881	38,795
Diluted	37,837	38,903	38,124	38,795

Primus Guaranty, Ltd.
Regulation G and Other Disclosure
Economic Results
June 30, 2011
(Unaudited)
In managing its business and assessing its profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares, adjusted as follows:
•	Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;
•	Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;
•	Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;

•	A provision for CDS on ABS credit events is included in Economic Results; and

•	A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s consolidated credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
Economic Results per GAAP Diluted Share

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in 000’s except per share amounts)	2011	2010	2011	2010
GAAP Net income (loss) available to common shares	$61,137	$(188,394)	$145,837	$(101,872)
Adjustments:
Change in unrealized fair value of credit swaps sold (gain) loss by Primus Financial	(57,452)	194,963	(140,190)	67,827
Amortization of realized gains from the early termination of credit swaps sold by Primus Financial	30	264	69	558
Provision for CDS on ABS credit events	(255)	—	(1,398)	(2,374)
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	1,983	—	9,841	1,819

Economic Results	$5,443	$6,833	$14,159	$(34,042)

Economic Results earnings (loss) per GAAP diluted share	$0.14	$0.18	$0.37	$(0.88)
Economic Results weighted average common shares — GAAP diluted	37,837	38,903	38,124	38,795
Economic Results Book Value per Share

	June 30,	December 31,
	2011	2010

GAAP Shareholders’ equity (deficit) of Primus Guaranty, Ltd.	$52,725	$(91,137)
Adjustments:
Accumulated other comprehensive (income) loss	(4,810)	(3,333)
Unrealized fair value of credit swaps sold (gain) loss by Primus Financial	252,968	393,158
Realized gains from early termination of credit swaps sold by Primus Financial	(33,574)	(33,574)
Amortized realized gains from the early termination of credit swaps sold by Primus Financial	33,512	33,443
Provision for CDS on ABS credit events	(70,189)	(68,791)
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	58,416	48,575

Economic Results Shareholders’ Equity	$289,048	$278,341

Economic Results book value per share issued and outstanding	$7.76	$7.31
GAAP book value per share issued and outstanding	$1.42	$(2.39)
Common shares issued and outstanding	37,239	38,079

Primus Guaranty, Ltd.
GAAP Net Credit Swap Revenue (Loss)
June 30, 2011
(Unaudited)
GAAP Net Credit Swap Revenue (Loss)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in 000’s)	2011	2010	2011	2010
Net credit swap revenue (loss) components
Credit swaps sold — single name (Primus Financial)
Net premium income	$6,677	$11,626	$14,257	$24,192
Realized gains	—	—		—
Realized losses	(652)	(7,073)	(652)	(26,296)
Change in unrealized gains/(losses)	24,504	(34,506)	42,059	1,544
Credit swaps sold — tranches (Primus Financial)
Net premium income	3,526	3,583	7,055	7,386
Realized gains	—	—		—
Realized losses	(4,032)	—	(4,032)	(35,000)
Change in unrealized gains/(losses)	30,701	(164,691)	88,819	(75,293)
Credit swaps undertaken to offset credit risk (Primus Financial)
Net premium income (expense)	—	(45)	—	(45)
Net realized gains (losses)	—	(2,938)	47	(2,938)
Change in unrealized gains/(losses)	—	3,236	(59)	2,937
Credit swaps sold — ABS (Primus Financial)
Net premium income	21	66	83	133
Realized gains	—	—	—	—
Realized losses	(1,983)	—	(9,841)	(1,819)
Change in unrealized gains/(losses)	2,247	998	9,371	2,985
Net credit swaps (PARC fund)	—	36	—	36

Net credit swap revenue (loss)	$61,009	$(189,708)	$147,107	$(102,178)